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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2004

SCHWEITZER-MAUDUIT INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of
incorporation or organization)

1-13948 (Commission file number)	62-1612879 (I.R.S. Employer Identification No.)
100 North Point Center East, Suite 600 Atlanta, Georgia (Address of principal executive offices)	30022 (Zip code)

1-800-514-0186
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act.

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 2.02    Results of Operations and Financial Condition.

        The information in this Form 8-K and Exhibits 99.1 and 99.2, attached hereto, is furnished in accordance with interim guidance provided by the Securities and Exchange Commission in Release Nos. 33-8216 and 34-47583. The information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

        The Company announced in a press release dated October 25, 2004, a copy of which is attached as Exhibit 99.1, that its Third Quarter 2004 earnings press release and quarterly conference call would occur on October 28, 2004. The Company then published its earnings press release dated October 28, 2004, a copy of which is attached as Exhibit 99.2.

        The Company makes its quarterly earnings press releases and quarterly earnings conference calls, along with certain other information about the Company, available through its web site. The Company published in Part II of its 2003 Annual Report on Form 10-K, under the heading "Company Web Site and Quarterly Earnings Release Dates," the Company's web site address and the tentative dates for the Company's 2004 quarterly earnings press releases and quarterly earnings conference calls. The published tentative date for the Third Quarter 2004 earnings press release and quarterly conference call was October 28, 2004.

        The information in the registrant's press releases dated October 25, 2004 and October 28, 2004, attached as Exhibits 99.1 and 99.2, respectively, are incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(c)
Exhibits

99.1	Announcement issued October 25, 2004 of Schweitzer-Mauduit International, Inc.'s upcoming quarterly earnings press release and conference call scheduled for October 28, 2004.
99.2	Third Quarter Earnings Press Release of Schweitzer-Mauduit International, Inc., issued October 28, 2004.

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SIGNATURES

        Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Schweitzer-Mauduit International, Inc.
By:	/s/ PAUL C. ROBERTS Paul C. Roberts Chief Financial Officer and Treasurer

Dated: October 28, 2004

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SCHWEITZER-MAUDUIT INTERNATIONAL, INC.
Current Report on Form 8-K
dated October 28, 2004

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Announcement issued October 25, 2004 of Schweitzer-Mauduit International, Inc.'s upcoming quarterly earnings press release and conference call scheduled for October 28, 2004.
99.2	Third Quarter Earnings Press Release of Schweitzer-Mauduit International, Inc., issued October 28, 2004.

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  Item 2.02 Results of Operations and Financial Condition.
  Item 9.01 Financial Statements and Exhibits.
SIGNATURES
SCHWEITZER-MAUDUIT INTERNATIONAL, INC. Current Report on Form 8-K dated October 28, 2004
INDEX TO EXHIBITS